SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant             |X|
Filed by a party other than the registrant  |_|
`
Check the appropriate box:
     |_| Preliminary proxy statement.       |_| Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).
     |X| Definitive proxy statement.
     |_| Definitive additional materials.
     |_| Soliciting material under Rule 14a-12.

                         Entertainment Properties Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5) Total fee paid:

     ---------------------------------------------------------------------------
     |_| Fee paid previously with preliminary materials.

     ---------------------------------------------------------------------------

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     ---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     (3)  Filing Party:

     ---------------------------------------------------------------------------
     (4)  Date Filed:

     ---------------------------------------------------------------------------

     ENTERTAINMENT  PROPERTIES TRUST 30 Pershing Road, Union Station,  Suite 201
          Kansas City, Missouri 64108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2003


To our shareholders:

The 2003 annual meeting of shareholders of Entertainment Properties Trust will be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 14, 2003 at 10:00 a.m. (local time). At the meeting, our shareholders will vote upon

     Item 1:   The election of two Class III trustees for a term of three years

     Item 2: The amendment of our 1997 Share Incentive Plan to (a) increase the number of common shares issuable under the Plan, (b) eliminate the limitation on the total number of options which may be awarded to an individual under the Plan, (c) increase the number of options granted each year to non-employee trustees under the Plan, and (d) amend the definition of "non-employee trustee" to include the Company's Chairman

     Item 3: The ratification of the appointment of KPMG LLP as our Company's independent accountants for 2003 and transact any other business that may properly come before the meeting.

All holders of record of our common shares at the close of business on February 21, 2003 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

Thank you for your support and continued interest in our Company.

                              BY ORDER OF THE BOARD OF TRUSTEES

                              /s/ Gregory K. Silvers
                              --------------------------------------------------
                              Gregory K. Silvers
                              Vice President, General Counsel, Chief Development
                                 Officer and Secretary


Kansas City, Missouri
April 14, 2003

                         ENTERTAINMENT PROPERTIES TRUST
                   30 Pershing Road, Union Station, Suite 201
                           Kansas City, Missouri 64108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2003


To our shareholders:

The 2003 annual meeting of shareholders of Entertainment Properties Trust will be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 14, 2003 at 10:00 a.m. (local time). At the meeting, our shareholders will vote upon

     Item 1:   The election of two Class III trustees for a term of three years

     Item 2: The amendment of our 1997 Share Incentive Plan to (a) increase the number of common shares issuable under the Plan, (b) eliminate the limitation on the total number of options which may be awarded to an individual under the Plan, (c) increase the number of options granted each year to non-employee trustees under the Plan, and (d) amend the definition of "non-employee trustee" to include the Company's Chairman

     Item 3: The ratification of the appointment of KPMG LLP as our Company's independent accountants for 2003 and transact any other business that may properly come before the meeting.

All holders of record of our common shares at the close of business on February 21, 2003 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

Thank you for your support and continued interest in our Company.

                              BY ORDER OF THE BOARD OF TRUSTEES


                              --------------------------------------------------
                              Gregory K. Silvers
                              Vice President, General Counsel, Chief Development
                                 Officer and Secretary


Kansas City, Missouri
April 14, 2003

                         ENTERTAINMENT PROPERTIES TRUST
                   30 Pershing Road, Union Station, Suite 201
                           Kansas City, Missouri 64108
                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


     This proxy statement provides information regarding the annual meeting of shareholders of Entertainment Properties Trust to be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 14, 2003, beginning at 10:00 a.m., and at any postponement or adjournment of the meeting.

     This proxy statement and the enclosed proxy card were first mailed to shareholders on or about April 14, 2003.


                                ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the annual meeting, shareholders will vote on the election of two trustees, the amendment of our 1997 Share Incentive Plan (the "Share Incentive Plan" or "Plan") and the ratification of the appointment of KPMG LLP as our independent accountants for 2003. EPR's management will report on the
performance   of  the  Company   during  2002  and  respond  to  questions  from
shareholders.


Who is entitled to vote at the meeting?

     Holders of record of our common shares at the close of business on February 21, 2003, are entitled to receive notice of the annual meeting and to vote their common shares held on that date at the meeting. Each shareholder is entitled to one vote per common share.


What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of our common shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, 17,190,447 common shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of common shares present at the meeting for the purpose of establishing a quorum.

How do I vote?

     If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your common shares will be voted as you direct. If you are a registered shareholder and attend the meeting in person, you may deliver your completed proxy card at the meeting. You are also invited to vote in person at the meeting. "Street name" shareholders who wish to vote at the meeting must obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of the Company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your common shares in accordance with the recommendations of the Board of Trustees. The Board recommends you vote:

     o    for the election of the persons nominated as trustee

     o for the amendment of the Share Incentive Plan to (a) increase the number of common shares issuable under the Plan, (b) eliminate the limitation on the total number of options which may be awarded to an individual under the Plan, (c) increase the number of options granted each year to non-employee trustees under the Plan, and (d) amend the definition of "non-employee trustee" to include the Company's Chairman

     o for the ratification of the appointment of KPMG LLP as the Company's independent accountants for 2003

     If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.


How many votes are needed to approve each item?

     The affirmative vote of a plurality of the common shares voted at the meeting is required for the election of each trustee. This means the two nominees in Class III receiving the greatest number of votes will be elected. Broker non-votes with respect to the election of trustees will not be counted. Proxy cards marked "WITHHOLD AUTHORITY" will be counted against both nominees or the specific nominee for whom authority is withheld, as applicable.

     The affirmative vote of a majority of the outstanding common shares of the Company is required to approve the amendment of the Share Incentive Plan. Broker non-votes and proxy cards marked "ABSTAIN" with respect to the amendment will be counted as votes against the amendment.

     The affirmative vote of a majority of the common shares voted at the meeting is required to ratify the appointment of our independent accountants. Broker non-votes and proxy cards marked "ABSTAIN" with respect to the appointment of our independent accountants will not be counted.

                                     ITEM I

                              ELECTION OF TRUSTEES

     The Board of Trustees consists of five members and is divided into three classes having three-year terms that expire in successive years. The term of office of the current trustees in Class III expires at the 2003 annual meeting. The Nominating Committee of the Board of Trustees has nominated Morgan G.
Earnest II and James A. Olson to serve as the Class III trustees for a term expiring at the 2006 annual meeting. Each nominee for Class III trustee has been nominated for a term of three years and until his successor is duly elected and qualified. Unless you withhold authority to vote for either nominee or you mark through one or both nominees' names on your proxy card, the common shares represented by your properly executed proxy will be voted for the election of both nominees for trustee.

     Here is some information about the persons nominated for election as trustee and each trustee whose term of office will continue after the annual meeting.

--------------------------------------------------------------------------------
   Class III Trustees (serving for a term expiring at the 2006 annual meeting)
--------------------------------------------------------------------------------
Morgan G.           Morgan G.  ("Jerry")  Earnest II, 46, is an  Executive  Vice
Earnest II          President of GMAC Commercial  Mortgage  Corporation where he
Nominee             serves  as  head  of  the  Specialty  Lending  Group,  which consists of the Healthcare  Financing Group, the Hospitality
                    Industry  Division  and  the  Golf  Finance  Group.  He also directly manages both the Hospitality  Industry Division and the Golf Finance Group.  Mr. Earnest joined GMAC  Commercial
                    Mortgage  Corporation in March 1996. From 1992 through 1996,
                    Mr. Earnest was a principal of Lexington Mortgage Company, a
                    commercial    mortgage    banking   firm   active   in   the
                    securitization  of commercial  real estate  mortgage  loans.
                    Lexington  Mortgage  Company was acquired by GMAC Commercial
                    Mortgage  Corporation in March 1996. From 1984 through 1991,
                    Mr. Earnest was a principal with Concord  Properties and The
                    Earnest Corporation, which were involved in land development and homebuilding. From 1980 through 1984, Mr. Earnest was an Assistant Vice President in the Real Estate Department of
                    Continental  Illinois  National Bank and Trust Company.  Mr.
                    Earnest is a member of the  Industry  Real Estate  Financing
                    Advisory  Council  (IREFAC) of the American  Hotel & Lodging
                    Association and a member of the Urban Land Institute. He is an active speaker at lodging industry conferences and is frequently quoted in industry publications. Mr. Earnest has an MBA from the Colgate Darden Graduate School of Business
                    Administration of the University of Virginia and is a graduate of Tulane University.

--------------------------------------------------------------------------------
James A. Olson      James A. Olson,  60, is a principal and the Chief  Financial
Nominee             Officer of Plaza Belmont  Management  Group, LLC, manager of the private  equity fund Plaza Belmont LLC,  which  acquires and operates companies in the food  manufacturing  industry.
                    Prior to  joining  Plaza  Belmont in 1999,  Mr.  Olson was a partner with Ernst & &Young,  LLP.  During his 32 years with
                    Ernst & Young,  including  six years in  Europe,  Mr.  Olson served as  managing  director  of two of their  offices  and worked with a number of  multinational  and domestic clients in a variety of  industries.  In addition to  providing  his client  companies  with the  traditional  audit  services of
                    Ernst & Young,  Mr. Olson  advised them on their  securities
                    offerings,   mergers  and  acquisitions  and  corporate  tax
                    strategies.  He is the past  president of the Missouri State
                    Board of Accountancy and a member of the American Institute of Certified Public Accountants. Mr. Olson received his BS and MS degrees from St. Louis University. Mr. Olson serves on the Board of Directors and is Chairman of the Audit
                    Committee of SCS Transportation, Inc., a NASDAQ-listed transportation company.

--------------------------------------------------------------------------------
    Class I Trustee (serving for a term expiring at the 2004 annual meeting)
--------------------------------------------------------------------------------
Scott H. Ward       Scott H. Ward,  46, has  served as  Co-President  of Russell
Trustee since 1977  Stover Candies,  Inc. and Whitman's Candies, Inc. since 1993 and was  Chief  Financial  Officer  of  Russell  Stover  and
                    Whitman's  from 1993 to 1997.  Mr.  Ward has  served as Vice
                    President of Castle  Mountain  Ranch,  Inc.  since 1981. Mr.
                    Ward  received a Bachelor  of Science in  Business  from The
                    University   of   Kansas   and   a   Masters   in   Business
                    Administration from The University of Texas.

--------------------------------------------------------------------------------
   Class II Trustees (serving for a term expiring at the 2005 annual meeting)
--------------------------------------------------------------------------------
David M. Brain David M. Brain, 47, has served as President and Chief Trustee since 1999 Executive Officer and a trustee of the Company since October
                    1999. He served as Chief Financial Officer of the Company from 1997 to 1999 and as Chief Operating Officer from 1998 to 1999. He acted as a consultant to AMC Entertainment, Inc.
                    ("AMCE") in the  formation of the Company  during July 1997.
                    From 1996 until that time he was a Senior Vice President in the investment banking and corporate finance department of George K. Baum & Company, an investment banking firm headquartered in Kansas City, Missouri. Before joining
                    George K. Baum & Company, Mr. Brain was Managing Director of the Corporate Finance Group of KPMG LLP, a practice unit he organized and managed for over 12 years. He received a Bachelor of Arts in Economics from Tulane University, where he was awarded an academic fellowship.

--------------------------------------------------------------------------------
Robert J. Druten Robert J. Druten, 55, is Executive Vice President and Chief Trustee since 1997 Financial Officer and a Corporate Officer of Hallmark Cards
                    Incorporated.  Mr.  Druten serves on the Boards of Directors of Hallmark Cards Holdings, Ltd. and Hallmark Entertainment,
                    Inc.,  and  Crown  Media  Holdings,  Inc.,  a  NASDAQ-listed company that owns and  operates  cable  television  channels dedicated to entertainment programming.  Mr. Druten received a Bachelor of Science in Accounting  from The  University of
                    Kansas  and  a  Masters  in  Business   Administration  from
                    Rockhurst University.

--------------------------------------------------------------------------------

Messrs. Earnest and Olson have consented to serve on the Board of Trustees for their respective terms. If Mr. Earnest or Mr. Olson should become unavailable to serve as a trustee (which is not expected), the Nominating Committee may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Nominating Committee.

How are trustees compensated?

     The Board of Trustees, upon the recommendation of the Compensation Committee, adopted a new compensation program for non-employee trustees on March 13, 2003. The new compensation program was designed in part to provide adequate compensation to non-employee trustees for the substantial additional responsibilities assumed by them under the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and related rules of the Securities and Exchange Commission ("SEC"). Under the new compensation program, each non-employee trustee shall receive:

     o An annual retainer of $25,000. Fifty percent of the retainer must be taken in common shares, valued at the latest closing price. Trustees may elect to receive the remaining portion of their retainer in any combination of cash and/or common shares

     o    $1,500 in cash for each Board meeting they attend

     o    $1,000 in cash for each committee meeting they attend

     o Market value options to purchase 5,000 common shares on the date of each annual shareholders meeting (See Item II, "Amendment of Share Incentive Plan")

     o    Reimbursement   for  any  out-of-town   travel  expenses  incurred  in
          attending Board or committee meetings and other expenses incurred on behalf of the Company

     The Chairman of the Board will receive an additional retainer of $5,000 per year, which may be taken in any combination of cash and/or common shares.

     Committee Chairmen will receive an additional retainer of $3,000 per year, which may be taken in any combination of cash and/or common shares.

     Employees of the Company or its affiliates who are trustees are not paid any additional compensation for their service on the Board.

     Non-employee trustees may defer some or all of their compensation into a deferred compensation plan for non-employee members of the Board. Amounts deferred under the plan are credited to a participant's account based on the number of common shares he has elected to defer and the amount of any cash he has elected to defer as if the cash were converted into shares at their fair market value on the date of deferral. All payments made under the plan are made in shares equal to the number of shares allocated to the participant's account. If a participant is terminated as a trustee upon a change in control of the Company, all amounts in his account will be paid in a single payment.

     Pursuant to the Share Incentive Plan, Scott H. Ward and Robert J. Druten each received options to purchase 10,000 common shares on the effective date of the Company's initial public offering in 1997. Options to purchase 3,333 common shares have been granted to each non-employee trustee on the date of each annual meeting since 1998, with an exercise price per share equal to the closing price of EPR's common shares on the annual meeting date. These options vest after one year and expire after ten years unless terminated earlier because of a trustee's termination from the Board. Upon the amendment of the Share Incentive Plan described in Item II of this proxy statement, non-employee trustees will receive 5,000 market value options on each annual meeting date, commencing with the 2003 annual meeting, with the same vesting schedule.


How often did the Board meet during 2002?

     The Board of Trustees met eight times in 2002. No trustee attended less than 75% of the meetings of the Board and committees on which he served. The Company's trustees discharge their responsibilities throughout the year, not only at Board of Trustee and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.

What committees has the Board established?

     The Board of Trustees has established a Nominating Committee, an Audit Committee and a Compensation Committee.

     Nominating Committee.  The Nominating Committee currently consists of Scott
H. Ward, and Danley K. Sheldon whose term of office will expire at the annual meeting. The Nominating Committee evaluates and nominates candidates for election to the Board of Trustees. Candidates for nomination to the Board are evaluated and recommended on the basis of the value they would add to the Board in light of their experience, training and judgment, their financial literacy and sophistication and knowledge of corporate and real estate finance, their knowledge of the real estate and/or entertainment industry, their independence from Company management and other factors. The Nominating Committee will consider nominations made by shareholders if they comply with the procedures described in "Submission of Shareholder Proposals and Nominations."

     Audit Committee. The Audit Committee currently consists of Robert J. Druten and Scott H. Ward, and Danley K. Sheldon whose term of office will expire at the annual meeting. The Company believes that the members of the Audit Committee are "independent," as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. The Audit Committee met five times in 2002. In accordance with the Second Amended and Restated Charter of the Audit Committee adopted by the Board of Trustees on March 13, 2003 and attached as Appendix A to this proxy statement, the Audit Committee oversees the accounting, auditing and financial reporting policies and practices of the Company. As part of these duties, the Audit Committee:

     o    engages the independent accounting firm to be retained each year

     o pre-approves the performance of audit and any permitted non-audit services by the independent accountants and the fees payable to the independent accountants for audit and permitted non-audit services

     o reviews the scope and results of the quarterly unaudited financial statements and the audit of the Company's annual financial statements, and any auditor recommendations with respect to the quarterly and annual financial statements or the Company's accounting practices

     o evaluates the independence of the accountants from the Company and its management

     o reviews the selection, application and disclosure of the Company's critical accounting policies

     o reviews the quality of the Company's financial reporting, including "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q

     o monitors the design, implementation and evaluation of the Company's disclosure controls and procedures and internal controls for financial reporting

     o approves the Company's policies and procedures for making earnings announcements and giving earnings guidance

     o monitors the Company's compliance with the Sarbanes-Oxley Act and related SEC rules

     o reviews any material financial or non-financial arrangements of the Company which do not appear on the Company's financial statements, the risks created by those arrangements, and the quality and adequacy of the Company's reporting with respect to the same

     o identifies and discusses with management, the Board of Trustees and the independent accountants the material risks faced by the Company's business or which could impact the financial condition or performance of the Company, and evaluates how those risks are managed and reported by the Company

     o reviews all transactions and courses of dealing between the Company and officers, trustees or their affiliates

     o monitors compliance with the Company's Code of Business Ethics and Conduct

     o administers the Company's policies and procedures for the receipt and handling of complaints about questionable accounting or financial practices

     Compensation Committee. The Compensation Committee consists of Robert J. Druten and Scott H. Ward. The Compensation Committee met one time in 2002. The Compensation Committee:

     o    establishes the compensation of the Company's executive officers

     o    makes   recommendations   to  the  Board  of  Trustees  regarding  the
          compensation and benefits of non-employee trustees

     o    approves and administers the Company's compensation programs

                                    OFFICERS

     These are the Company's executive officers other than David M. Brain, whose background is described on page 4.

--------------------------------------------------------------------------------
     Fred L. Kennon, age 47, was appointed Chief Financial Officer of EPR in 1999 and has served as Vice President and Treasurer since 1998. From 1984 to 1998 he was with Payless Cashways, Inc., most recently serving as Vice President
- Treasurer. Mr. Kennon graduated from Pittsburg State University in 1978 and holds a Masters in Business Administration from The University of Missouri at Kansas City.

--------------------------------------------------------------------------------
     Gregory K. Silvers, age 39, was appointed Vice President, General Counsel and Secretary of the Company in 1998 and Chief Development Officer in 2001. From 1994 to 1998, he practiced with the law firm of Stinson, Morrison Hecker, L.L.P. specializing in real estate law. Mr. Silvers received his J.D. in 1994 from The University of Kansas.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table contains information on the compensation earned by the Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 in 2002.


------------------------------ ---------- ------------------------------ --------------------------------------------
                                               Annual Compensation                 Long Term Compensation
                                          ------------------------------ --------------------------------------------
                                                                                           Awards
                                                                         --------------------------------------------

                                                                          Restricted       Securities Underlying
                                             Salary          Bonus           Share                Options
 Name and principal position     Year          ($)            ($)(1)        Awards                  (#)
             (a)                  (b)          (c)            (d)          (f)(2)(3)                (g)
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
David  M.   Brain   President    2002       $358,313        $322,481        13,693                169,661
and Chief Executive Officer
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2001       $341,250        $307,125        12,350                 68,334
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2000       $325,000        $162,500        15,864                 87,778
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
Fred L. Kennon Vice              2002       $226,013        $135,608         5,455                 67,590
President, Chief Financial
Officer and Treasurer
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2001       $215,250        $129,150         5,083                 28,125
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2000       $205,000        $61,500          6,778                 37,500
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
Gregory K. Silvers Vice          2002       $202,125        $121,275         4,879                 60,446
President, General Counsel,
Chief Development Officer
and Secretary
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2001       $183,750        $110,250         5,422                 30,000
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2000       $175,000        $52,500          3,816                 21,112
------------------------------ ---------- -------------- --------------- -------------- -----------------------------



(1) Performance bonuses are payable in cash, restricted common shares (valued at 150% of the cash bonus amount) or options (valued at 500% of the cash bonus amount) or a combination of these, at the election of the executive.

(2) The restricted common share awards vest at the rate of 20% per year during a five year period. The dollar value of the shares vested under each officer's restricted share award will be based on the closing price of the Company's common shares on the New York Stock Exchange on the applicable vesting date. The officers receive dividends on the restricted shares from the date of issuance at the same rate paid to our other common shareholders.

(3) The aggregate number of restricted common shares held by each named executive officer on December 31, 2002 and the value of those shares (based on the closing price of $23.52 for the Company's common shares on the New York Stock Exchange on that date) were as follows:

         ---------------------- ---------------------- ----------------------
                 Officer             No. of Shares         12/31/02 Value
         ---------------------- ---------------------- ----------------------
         David M. Brain                 67,968               $1,598,607
         ---------------------- ---------------------- ----------------------
         Fred L. Kennon                 27,618               $   649,575
         ---------------------- ---------------------- ----------------------
         Gregory K. Silvers             14,363               $   337,818
         ---------------------- ---------------------- ----------------------

     The shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, but are restricted against transfer under the Share Incentive Plan.

Option Grants in Last Fiscal Year

     The following table provides information about options awarded to the named executive officers in 2002.


  ------------------------------------------------------------------------------------------------ ---------------------
                                         Individual Grants
  ------------------------------------------------------------------------------------------------
                              Number Of
                             Securities         Percent Of
                             Underlying       Total Options
                               Options          Granted To          Exercise
                               Granted          Employees            Price           Expiration        Grant Date Value
           Name                  (#)          In Fiscal Year         ($/Sh)            Date                 ($/Sh)
           (a)                   (b)               (c)               (d)(1)             (e)                 (f)(2)
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  David M. Brain               68,334               43%              $22.90            4/2012           $1.43
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  Fred L. Kennon               28,125               18%              $22.90            4/2012           $1.43
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  Gregory K. Silvers           30,000               19%              $22.90            4/2012           $1.43
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------

     (1) The options vest at the rate of 20% per year for five years and are exercisable during a 10 year period.
     (2) Based on the Black-Scholes Valuation Model. Black-Scholes, Binominal and Minimum Value calculations performed in accordance with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" and using the following assumptions: expected volatility using 52 weekly share prices commencing on 1/1/02 (0.213), expected life (8 years), share price on grant date ($22.90), exercise price ($22.90), expected dividend yield (8.00%), risk free rate of return (4.00%).


Fiscal Year-End Options Values

The following table provides information on the number of shares under option to the named executive officers as of December 31, 2002.

  ----------------------- ---------------------- ---------------------
                            Number of shares           Value of
                               underlying            unexercised
                           unexercised options       in-the-money
                           at fiscal year end     options at fiscal
                                   (#)                 year end
                                                         ($)

                              Exercisable/           Exercisable/
           Name               unexercisable         unexercisbale

           (a)                      (d)                  (e)
  ----------------------- ---------------------- ---------------------
  David M. Brain             97,558/228,564      $765,259/$1,412,535
  ----------------------- ---------------------- ---------------------
  Fred L. Kennon             55,500/100,125       $490,545/$614,580
  ----------------------- ---------------------- ---------------------
  Gregory K. Silvers          56,223/44,889       $357,586/$348,596
  ----------------------- ---------------------- ---------------------

Equity Compensation Plan Information

     The following table provides information with respect to compensation plans (including individual compensation arrangements) under which common shares of the Company were authorized for issuance to officers, employees and trustees as of March 31, 2003.

------------------------------- ------------------------ ------------------------- -----------------------------------
                                Number of shares to be       Weighted-average          Number of shares remaining
                                 issued upon exercise       exercise price of        available for future issuance
        Plan category               of outstanding         outstanding options,     under equity compensation plans
                                 options, warrants and     warrants and rights       (excluding shares reflected in
                                        rights                                             column (a)(2)(3)
------------------------------- ------------------------ ------------------------- -----------------------------------
                                          (a)                       (b)                           (c)
------------------------------- ------------------------ ------------------------- -----------------------------------
  Equity compensation plans            1,134,231                  $17.25                        365,769
 approved by shareholders(1)
------------------------------- ------------------------ ------------------------- -----------------------------------
Equity compensation plans not
   approved by shareholders               ---                      ---                            ---
------------------------------- ------------------------ ------------------------- -----------------------------------
            Total                      1,134,231                  $17.25                        365,769
------------------------------- ------------------------ ------------------------- -----------------------------------

(1)  All options have been issued under the Share Incentive Plan.

(2) Restricted common shares as well as options may be awarded under the Share Incentive Plan. The Share Incentive Plan does not separately quantify the number of options or number of restricted shares which may be awarded under the Plan.

(3) The Board of Trustees has proposed amending the Share Incentive Plan to increase from 1,500,000 to 3,000,000 the number of common shares issuable under the Plan, to eliminate the limitation on the total number of options which may be awarded to an individual under the Plan, to increase the number of options granted each year to non-employee trustees under the Plan, and to amend the definition of "non-employee trustee" to include the Company's Chairman (see Item II, "Amendment of Share Incentive Plan").

Employment Agreements

     In 2000, EPR entered into employment  agreements with David M. Brain,  Fred
L. Kennon and Gregory K. Silvers, each for a term of three years, with automatic one-year extensions on each anniversary date. The employment agreements generally provide for:

     o an original annual base salary of $325,000 for Mr. Brain, $205,000 for Mr. Kennon and $175,000 for Mr. Silvers, subject to any increases awarded by the Compensation Committee. The 2002 base salary amounts for Messrs. Brain, Kennon and Silvers are listed in the Summary Compensation Table.

     o    an annual incentive bonus in an amount established by the Compensation
          Committee  if  performance   criteria   adopted  by  the  Compensation
          Committee are attained

     o a loan to Mr. Brain of $1,407,645 for the purchase of 80,000 shares and loans of $281,250 to each of Mr. Kennon and Mr. Silvers for the purchase of 20,000 shares each under the Share Purchase Program. The loans, which were made by the Company prior to passage of the Sarbanes-Oxley Act, are evidenced by ten-year recourse promissory notes, with principal and accrued interest payable at maturity. A portion of each officer's share purchase loan will be forgiven upon his death or permanent disability, or if he is terminated without cause or terminates his employment for good reason, as defined in the employment agreement. The entire amount of each executive's loan will be forgiven if he is terminated without cause following a hostile change in control of the Company. The officers are entitled to reimbursement for taxes on income resulting from loan forgiveness.

     o a rolling three year term, subject to termination by the Company with or without cause

     o salary and bonus continuation following an officer's death, disability or termination without cause

     Mr. Brain is entitled to severance compensation equal to his base salary and bonus for the remainder of the three year employment period if he resigns following a change in control of the Company or upon his death, termination by the Company without cause or termination by Mr. Brain for good reason. Messrs. Kennon and Silvers are entitled to similar severance compensation upon their death, termination by the Company without cause or termination by the executive for good reason.

How are the Company's executive officers compensated?

     EPR has  adopted  various  compensation  programs  to  attract  and  retain executive officers, to provide incentives to maximize EPR's funds from operations, and to provide executive officers with an interest in the Company parallel to that of our shareholders.

     The Company's compensation programs are administered by the Compensation Committee, which is authorized to select from among EPR's eligible employees the individuals to whom awards will be granted and to establish the terms and conditions of those awards. No member of the Compensation Committee is eligible to participate in any compensation program other than as a non-employee trustee of the Company.

     Annual Incentive Program. The Annual Incentive Program provides for incentive bonuses to officers designated by the Compensation Committee if selected performance criteria are met. The performance criteria and the amount of the bonuses are established each year by the Compensation Committee.

     Share Incentive Plan. EPR encourages its executive officers to own shares in the Company. To assist officers with this goal, EPR provides officers the opportunity to acquire shares through various programs:

     o Share Purchase Program. Allows officers to purchase shares from EPR at fair market value. The shares may be subject to transfer restrictions and other conditions imposed by the Compensation Committee. Pursuant to the Sarbanes-Oxley Act, and notwithstanding the provisions of the Share Incentive Plan, no additional loans may be made by the Company to or arranged by the Company for executive officers for the purchase of shares.

     o Restricted Share Program. EPR may award restricted shares to officers subject to conditions adopted by the Compensation Committee. In general, restricted shares may not be sold until the restrictions expire or are removed by the Compensation Committee. Restricted shares have full voting and dividend rights from the date of issuance. All restrictions on restricted shares lapse upon a change in control of the Company.

     o Share Option Program. EPR may grant options to its officers and employees to purchase shares subject to conditions adopted by the Compensation Committee.

     Under the current Share Incentive Plan, a maximum of 1,500,000 shares, subject to adjustment upon significant corporate events, are reserved for issuance under the Plan. The current Plan also provides that an individual may receive options to purchase up to a maximum aggregate of 750,000 shares, so long as the options do not result in share ownership in excess of EPR's 9.8% ownership limit or cause the Company to fail to qualify as a REIT for federal income tax purposes. The maximum number of shares or options which may be awarded to an employee subject to the deductibility limitation of Section 162(m) of the Internal Revenue Code (the "Code") is 250,000 for each twelve-month performance period (or, to the extent the award is paid in cash, the maximum dollar amount equal to the cash value of that number of shares).

     The Board of Trustees has proposed increasing the maximum number of shares available for issuance under the Plan from 1,500,000 to 3,000,000. In light of the 250,000 maximum number of options which may be awarded each year to each employee subject to the deductibility limitation of Section 162(m) of the Code, the Board has proposed eliminating the limitation on the total number of options which may be awarded to an individual under the Plan. In order to provide for the grant of 5,000 options per year to non-employee trustees under the new compensation program for non-employee trustees, the Board has proposed increasing to 5,000 the number of options automatically granted each year to non-employee trustees under the Plan. Finally, the Board has proposed amending the definition of "non-employee trustee" in the Plan to include the Company's Chairman, to the extent he or she is not otherwise employed by the Company (see
Item II, "Amendment of Share Incentive Plan").

                          COMPENSATION COMMITTEE REPORT

What is the Company's executive compensation philosophy?

     EPR's compensation philosophy has several key objectives:

     o create a well-balanced and competitive compensation program that utilizes the following three elements:

          -> base salary
          -> annual incentives
          -> share awards and share options

     o reward executives for performance on measures designed to increase shareholder value

     o    use share  awards and share  options  to ensure  that  executives  are
          focused  on  providing   appropriate   dividend  levels  and  building
          shareholder value

     o create alignment between our executives and our shareholders by encouraging key executives to purchase shares.

     For 2002, the Compensation Committee used these compensation programs to meet its compensation objectives for executive officers:

     Base Salary. The Compensation Committee established base salaries of $358,313 for Mr. Brain, $226,013 for Mr. Kennon and $202,125 for Mr. Silvers. The salary levels were intended to provide a level of compensation competitive with those of other executives performing similar functions at comparable companies and to reward EPR's executives for their efforts on behalf of the Company.

     Annual Cash Incentive Awards. Under the Annual Incentive Plan, the Compensation Committee established specific annual "performance targets" for each covered executive. The performance targets were based on increases in Funds from Operations per share and other factors aimed at providing shareholders with an acceptable rate of return. Performance bonuses are payable in cash, restricted common shares (valued at 150% of the cash bonus amount), share options (valued at 500% of the cash bonus amount) or a combination of two or more of those. The Compensation Committee awarded bonuses of $322,481 to Mr. Brain, $135,608 to Mr. Kennon and $121,275 to Mr. Silvers for 2002.

     Long-Term Compensation Awards. The Compensation Committee made long term compensation awards to the covered executives consisting of the restricted shares and options disclosed in columns (f) and (g) of the Summary Compensation Table.

How was the Company's President and Chief Executive Officer compensated?

     EPR's President and Chief Executive Officer, David M. Brain, was compensated in 2002 pursuant to an employment agreement entered into in 2000. In establishing Mr. Brain's compensation, the Compensation Committee took into account the compensation of similar officers of REITs with comparable market capitalizations, the contribution of Mr. Brain to the Company's performance and the achievement of its financing strategies, and his success in meeting the performance criteria established by the Compensation Committee.

     Mr. Brain received a base salary of $358,313 in 2002 and earned an incentive bonus of $322,481 for 2002. The incentive award paid to Mr. Brain was based on the Company's achievement of target financial results and shareholder return, as well as a subjective determination of Mr. Brain's performance in 2002.

How will 2003 incentive compensation be determined?

     The Committee may rely on any of the following factors in determining incentive compensation levels for executives of the Company for 2003: funds from operations, funds available for distribution, cash available for distribution, return on equity, return on assets, return on acquisitions, net operating income, total shareholder return, dividend growth, financial statement management and/or acquisition targets. In looking at Company performance, the Committee may consider performance against Company historical performance, budgeted performance, peer organization performance, REIT indices performance, broad market indices performance and/or other factors.

How is EPR addressing Internal Revenue Code limits on deductibility of compensation?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company's chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Section 162(m) provides for a transition period of up to approximately three years after a company goes public before the limitations fully apply.

     Although the Compensation Committee has designed the Company's executive compensation program so that compensation will be deductible under Section 162(m), at some future time it may not be possible or practicable or in the Company's best interests to qualify an executive officer's compensation under
Section 162(m). Accordingly, the Compensation Committee and the Board of Trustees reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. No member of the Compensation Committee had any contractual or other relationship with the Company during 2002.

                         By the Compensation Committee:
                                Robert J. Druten
                                  Scott H. Ward

     This Compensation Committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

   TRANSACTIONS BETWEEN THE COMPANY AND TRUSTEES, OFFICERS OR THEIR AFFILIATES

     Pursuant to their 2000 employment agreements, Messrs. Brain, Kennon and Silvers are indebted to the Company in the principal amounts of $1,407,645, $281,250 and $281,250, respectively, for the purchase of 80,000, 20,000 and 20,000 common shares, respectively. Each loan is represented by a 10 year recourse note with principal and interest at 6.24% per annum payable at maturity.

                               COMPANY PERFORMANCE

     The following performance graph shows a comparison of cumulative total returns for EPR, the Standard & Poor's 500 Index (in which EPR is not included), the Russell 2000 Index (in which EPR is included) and the Morgan Stanley REIT Index (in which EPR is included) for the five fiscal year period beginning December 31, 1997 and ending December 31, 2002.

     In previous years' proxy statements, the Company also included a comparison of cumulative total returns to the cumulative total returns of an index of peer companies which were real estate investment trusts, consisting of Golf Trust of America, Inc., National Golf Properties, Inc., Commercial Net Lease Realty and Corrections Corporation of America. Some of those companies have either gone out of business or elected to terminate their REIT status. As a result, the Company has not presented a comparison of cumulative total returns to any index of peer companies in this year's proxy statement.

     The graph assumes that $100 was invested on December 31, 1997 in each of the Company's common shares, the Standard & Poor's 500 Index, the Russell 2000 Index and the Morgan Stanley REIT Index, and that all dividends were reinvested. The information presented in the performance graph is historical and is not
intended   to   represent   or   guarantee    future    returns.


                          TOTAL RETURN TO SHAREHOLDERS
                     (Assumes $100 investment on 12-31-97)


$250  |
      |
      |
      |
      |                                                                    #
$200  |
      |
      |
      |
      |                             %                          #
$150  |
      |                                          %
      |                 %
      |                                                        %
      |                             @            @             *@          *
$100  |   *                                      *
      |                 #@                                                 %
      |                 *           #*                                     @
      |                                          #
      |
 $50  |
      |
      |
      |
      |
  $0  |
      --------------------------------------------------------------------------
          |            |            |            |            |            |
       12/31/97     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02

# Entertainment Properties Trust
* Morgan Stanley REIT Index
@ Russell 2000 Index
% S&P 500 Index


-----------------------------------------------------------------------------------------------------------
Total Return Analysis
-----------------------------------------------------------------------------------------------------------
                                12/31/97     12/31/98     12/31/99     12/31/2000   12/31/2001   12/31/2002
-----------------------------------------------------------------------------------------------------------
Entertainment Properties Trust  $ 100.00     $  95.70     $  82.66     $  79.60     $ 155.49     $ 204.98
-----------------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index       $ 100.00     $  83.10     $  79.31     $ 100.58     $ 113.49     $ 117.62
-----------------------------------------------------------------------------------------------------------
Russell 2000 Index              $ 100.00     $  96.55     $ 115.50     $ 110.64     $ 111.78     $  87.66
-----------------------------------------------------------------------------------------------------------
S&P 500 Index                   $ 100.00     $ 128.06     $ 155.00     $ 140.89     $ 124.11     $  96.22
-----------------------------------------------------------------------------------------------------------



    This Company performance information is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

                             AUDIT COMMITTEE REPORT

     Our Board of Trustees has appointed an Audit Committee consisting of three trustees. All of the members of the Committee are "independent" as defined in the Sarbanes-Oxley Act and the rules of the New York Stock Exchange. At least one member of the Audit Committee is an "audit committee financial expert," as defined by SEC rules.

     The primary responsibility of the Audit Committee is to oversee our Company's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls. Our independent accountants are responsible for auditing our annual financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Board of Trustees adopted a written Charter for the Audit Committee in 2001. In 2003, the Board of Trustees adopted a Second Amended and Restated Charter ("Second Amended Charter") which is attached to this proxy statement as Appendix A. The Second Amended Charter reflects the additional responsibilities assumed by the Audit Committee under the Sarbanes-Oxley Act, related SEC rules and the corporate governance listing standards of the New York Stock Exchange.

     The Audit Committee has sole authority to engage the independent accountants to perform audit services (subject to shareholder ratification) and permitted non-audit services, and the sole authority to approve all audit engagement fees and the terms of all permitted non-audit engagements and fees of the independent accountants. The independent accountants report directly to the Audit Committee and are accountable to the Audit Committee.

     The  Audit   Committee  had  adopted   policies  and   procedures  for  the
pre-approval of the performance of audit services and permitted non-audit services by the independent accountants.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed our 2002 audited financial statements with management and the independent accountants. The Committee discussed with the accountants the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the accountants' judgments regarding the quality, not just the acceptability, of our Company's accounting principles and the other matters required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee received from the accountants the written disclosures and letter required by Independence Standards Board Standard No. 1. The Committee also discussed with the accountants their independence from management and our Company, including the matters covered by the written disclosures and letter provided by the accountants.

     The Committee also discussed with our Company's management and accountants the overall scope and plans for the 2002 audit. The Committee meets periodically with management and the accountants to discuss the results of their examinations, their evaluations of our Company, our disclosure controls and procedures and internal controls, and the overall quality of our financial reporting. The Committee held five meetings during 2002.

     The Audit Committee also discussed with management and the accountants the critical accounting policies of the Company, the impact of those policies on our 2002 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on our 2002 financial statements if different accounting policies had been applied.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees, and the Board approved, that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

     The Audit Committee has engaged KPMG as our independent accountants to perform audit services for 2003, subject to shareholder ratification, and has engaged KPMG to perform tax services during 2003 (see Item III, "Ratification of Appointment of Independent Accountants").

     The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of one or more Audit Committee members as "audit committee financial experts" pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent accountants and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, appropriate internal controls and procedures, or appropriate disclosure controls and procedures for financial reporting, or that the Company's reports and information provided under the Securities Exchange Act of 1934 ("Exchange Act") are accurate and complete. Furthermore, the Audit Committee's considerations and discussions referred to above and in the Second Amended Charter do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, that the Company's accountants are in fact "independent," or that the matters required to be certified by the Company's Chief Executive Officer and Chief Financial Officer in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.

                             By the Audit Committee:

                                Robert J. Druten
                                  Scott H. Ward
                                Danley K. Sheldon

This Audit Committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under
Section 18 of the Exchange Act.

                                     ITEM II

                        AMENDMENT OF SHARE INCENTIVE PLAN

     The Board of Trustees has proposed a series of amendments to the Share Incentive Plan (the "Plan Amendment"). The Plan Amendment will:

     o increase the number of common shares available for issuance under the Plan from 1,500,000 common shares to 3,000,000 common shares

     o eliminate the limitation on the total number of options which may be awarded to an individual under the Plan

     o increase from 3,333 to 5,000 the number of options automatically granted each year to non-employee trustees under the Plan

     o    amend  the  definition  of  "non-employee   trustee"  to  include  the
          Company's Chairman, to the extent he or she is not otherwise employed by the Company

     Increase in number of shares issuable under the Plan. As originally adopted, a total of 1,500,000 common shares were reserved for issuance under the Plan to officers, trustees and employees (see "Election of Trustees - How are Trustees Compensated?" and "Executive Compensation" in Item I). An aggregate of 1,134,231 common shares have been issued or reserved for issuance upon exercise of options under the Share Incentive Plan. A total of only 365,769 shares remain available for future issuance under the Plan.

     The Board of Trustees believes the remaining number of shares available for issuance under the Plan is not sufficient to enable the Company to continue providing equity-based compensation to officers, trustees and employees in future years consistent with the level of equity-based compensation awarded in prior years. The Board of Trustees believes the ability to continue providing equity-based compensation at levels consistent with or potentially higher than prior years is essential to enable the Company to meet the following objectives:

     o attract and retain officers, trustees and employees of exceptional quality

     o provide adequate compensation to officers, trustees and employees for the additional demands and responsibilities assumed by them under the Sarbanes-Oxley Act and related SEC rules

     o reward officers, trustees and employees for Company performance and increases in shareholder value

     o align the interests of officers, trustees and employees with the interests of shareholders

     If Proposal II is adopted, the Company will have a total of 1,865,769 common shares available for future issuance to officers, trustees and employees under the Plan.

     Elimination of limit on total number of options that may be awarded to an individual under the Plan. Currently, the Plan prohibits any individual officer, trustee or employee from receiving more than an aggregate of 750,000 total shares and/or options under the Plan. This restriction on the total number of shares and options under the Plan is in addition to the provisions of Section 162(m) of the Code, which limits to 250,000 the number of options which may be awarded each year to any employee subject to the deductibility limitation of
Section 162(m).

     Messrs. David M. Brain, Fred L. Kennon and Gregory K. Silvers, the current executive officers of the Company, have been issued an aggregate of 495,000, 223,215 and 176,158 options under the Plan, respectively. Unless the 750,000 total share limit is eliminated from the Plan, the Company will not be able to continue awarding options to those officers in future years consistent with the level of options awarded to them in prior years. The Board of Trustees believes the Company's ability to continue providing such equity-based compensation is essential in meeting the objectives described above. The Company will continue to be subject to the 250,000 annual share limit under Section 162(m) of the Code.

     Increase in number of options granted to non-employee trustees under the Plan. Upon recommendation of the Compensation Committee, the Board of Trustees has proposed amending the Share Incentive Plan to increase from 3,333 to 5,000 the number of options automatically granted each year to non-employee trustees under the Plan. The increase in the number of options granted annually to non-employee trustees is part of the new compensation program for non-employee trustees described in "How are Trustees Compensated" in Item I. The Board of Trustees believes the additional compensation is justified by the additional demands and responsibilities assumed by the trustees and the members and chairmen of Board committees under the Sarbanes-Oxley Act and applicable SEC rules.

     Designation of Chairman as non-employee trustee. The current Plan defines "non-employee trustee" as any trustee who is not an employee of the Company or the Chairman of the Board of Trustees. When the Plan was adopted, Peter C. Brown, the Chairman of AMC Entertainment, Inc., the Company's largest tenant and lease guarantor, was also Chairman of the Company. For this reason, Mr. Brown elected not to receive the same compensation under the Plan as awarded to other non-employee trustees. Mr. Brown's term as trustee and Chairman expires at the 2003 annual meeting, following which a new Chairman of the Board with no relationship to any tenant of the Company will be elected. The Board of Trustees believes the new Chairman should be entitled to the same number of annual options received by other non-employee trustees, as well as the other compensation described in "How are Trustees Compensated," in Item I, and is thus proposing an amendment to the definition of "non-employee trustee" in the Plan to eliminate the exclusion of the Chairman from that definition.

     The only amendments to the Share Incentive Plan are those described above. All other terms and provisions of the Plan will remain the same. Except as described above, there will be no benefits available under the amended Plan that are not currently available under the existing Plan. For a brief description of the material features of the Plan, see "Executive Compensation - Share Incentive Plan" in Item I. Officers, trustees and employees are eligible for benefits under the Plan in the manner described in "Election of Trustees - How Are Trustees Compensated" and "Executive Compensation" in Item I.

     Our Compensation Committee has not yet determined specifically how the additional common shares or options available for issuance under the amended Plan will be allocated to the Company's officers and employees receiving future benefits under the Plan. Trustees will receive the options described in "Election of Trustees -- How are Trustees Compensated?" in Item I. The Compensation Committee's policies for making grants and awards to officers and employees under the Share Incentive Plan and the benefits available under the Share Incentive Plan are described in "Executive Compensation" and "Compensation Committee Report" in Item I. The Company anticipates that future grants and awards to officers and employees under the amended Share Incentive Plan will be generally consistent with past grants and awards under the Plan.

     The following table describes as of March 31, 2003 the options granted to each executive officer of the Company, the three executive officers as a group, the current non-officer trustees as a group, each nominee for election as trustee at the annual meeting, and all non-executive employees of the Company as a group.


          -------------------------------------------------------- -------------------------------------
                             Name and Position                               Options Granted
          -------------------------------------------------------- -------------------------------------
          David M. Brain, President and Chief Executive Officer                  495,783
          -------------------------------------------------------- -------------------------------------
          Fred L.  Kennon,  Vice  President  and Chief  Financial                223,215
              Officer
          -------------------------------------------------------- -------------------------------------
          Gregory K. Silvers,  Vice President,  General  Counsel,                176,158
              Secretary and Chief Development Officer
          -------------------------------------------------------- -------------------------------------
          Executive Group                                                        895,156
          -------------------------------------------------------- -------------------------------------
          Non-Executive Trustee Group                                             73,328
          -------------------------------------------------------- -------------------------------------
          Morgan G. Earnest II, nominee                                             0
          -------------------------------------------------------- -------------------------------------
          James A. Olson, nominee                                                   0
          -------------------------------------------------------- -------------------------------------
          Non-Executive Employee Group                                            59,800
          -------------------------------------------------------- -------------------------------------


     The current market value of the common shares underlying options granted or which may in the future be granted under the Plan, based upon the closing price for the Company's common shares on the New York Stock Exchange on March 31, 2003, is $26.50 per share.

     The existing shares available for issuance under the Plan have been registered with the SEC under the Securities Act of 1933 (the "Securities Act"). The additional shares being added to the Share Incentive Plan pursuant to the Plan Amendment will also be registered with the SEC under the Securities Act.

     A copy of the Amended and Restated Share Incentive Plan is attached as Appendix B to this proxy statement.

Federal Income Tax Consequences of Issuance and Exercise of Options Under the Share Incentive Plan

     The federal income tax consequences of the issuance and exercise of options under the Share Incentive Plan to the participants in the Plan and the Company are summarized below. This summary is based upon the federal income tax laws in effect as of the date of this proxy statement. The tax consequences could be affected by future changes in the federal income tax laws and regulations. This summary is not intended to constitute tax advice, and does not address all of the tax consequences relating to the issuance and exercise of options under the Share Incentive Plan.

     The grant of an incentive share option (an "ISO") will have no immediate tax consequences to the participant or the Company. The exercise of an ISO will result in no compensation income to the participant, but an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price for the shares is included in the alternative minimum taxable income of the participant for alternative minimum tax purposes. The exercise of an ISO will result in no tax deduction for the Company. If the participant disposes of the shares acquired upon exercise of an ISO within two years of the grant date of the ISO, or within one year of the transfer of shares to the participant in the exercise of the ISO, then the participant will have compensation income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price for the shares. The Company will have a tax deduction in an equal amount.

     The grant of a nonqualified share option (an "NQO") will have no immediate tax consequences to the participant or the Company. The exercise of an NQO will result in compensation income to the participant equal to the difference between the fair market value of the shares on the date of exercise and the exercise price for the shares. The Company will have a tax deduction in an equal amount.

     A participant who pays the exercise price under an ISO or NQO in shares will not recognize gain or loss on the transfer of such shares in payment of the exercise price. The participant's basis in the number of shares acquired upon exercise of the ISO or NQO equal to the number of shares transferred in the exercise of the ISO or NQO is equal to the participant's basis in the transferred shares. The participant's basis in any additional shares acquired upon exercise of the ISO is zero, and in the exercise of an NQO is equal to the amount of compensation income the participant recognizes upon the exercise of the NQO.

     The Company may not deduct for tax purposes compensation in excess of $1,000,000 paid in any taxable year to the Company's chief executive officer and four other most highly compensated executive officers. However, the Company may deduct for tax purposes certain performance-based compensation in excess of $1,000,000. The Share Incentive Plan, the ISOs and the NQOs are designed to qualify as performance-based compensation, so that the Company may take the tax deductions described above, even in excess of the $1,000,000 limitation. The Board of Trustees and the Compensation Committee have reserved the authority to issue ISOs and NQOs which do not qualify as performance-based compensation in circumstances they consider appropriate.

                                    ITEM III

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee has engaged, subject to shareholder approval, the independent certified public accounting firm of KPMG LLP as EPR's independent accountants to audit the financial statements of the Company for the year ending December 31, 2003.

     Our financial statements for the year ended December 31, 2002 were audited by KPMG. Our financial statements for the years ended December 31, 2001, 2000, 1999 and 1998 and the period from November 22, 1997 (date of inception) to December 31, 1997 were audited by Ernst & Young, LLP ("Ernst & Young"). The decision to change accountants was made by the Board of Trustees upon recommendation of the Audit Committee.

     The reports of Ernst & Young on our financial statements for the above years did not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles. During the period covered by those financial statements, there were no disagreements between Ernst & Young and the Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports.

     We did not consult with KPMG regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements before engaging KPMG as our auditors, and no written or oral advice was provided by KPMG on any such issue before its engagement that was a factor considered by us in reaching a decision on any accounting, auditing or financial reporting issue.

     We authorized Ernst & Young to respond fully to any inquiries by KPMG related to our accounting principles or practices, financial reporting or financial statements or Ernst & Young's audits thereof or audit opinions thereon.

     Representatives of KPMG are expected to be present at the annual meeting and will be available to respond to appropriate questions about their services.

Audit Fees

     KPMG billed the Company an aggregate of $82,050 in fees in 2002 for professional services rendered in preparing for the audit of our annual financial statements for the year ended December 31, 2002, their provision of comfort letters in the Company's securities offerings conducted during 2002, and their reviews of the quarterly financial statements included in our Form 10-Q reports filed with the SEC during 2002.

Tax Fees

     KPMG billed the Company an aggregate of $58,115 in fees in 2002 for tax services performed in that year, including tax and REIT compliance consulting and the determination of the portion of dividends representing a return of capital.

     The Audit Committee considered whether KPMG's provision of the services described in "Tax Fees" was compatible with maintaining their independence from management and our Company, and determined that the provision of those services was compatible with its independence.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our trustees, executive officers and holders of more than 10% of our common shares to file reports with the SEC regarding their ownership and changes in ownership of our shares.

     EPR believes that, during 2002, our trustees and executive officers complied with all Section 16(a) filing requirements. In making this statement, we have relied upon an examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our trustees and executive officers.

                                 SHARE OWNERSHIP

Who are the largest owners of our shares?

     Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.

---------------------------- ----------------------------- --------------------
    Name and address of           Amount and nature of       Percent of shares
      Beneficial Owner          Beneficial Ownership (1)        Outstanding
---------------------------- ----------------------------- --------------------
   BRT Realty Trust (2)
   60 Cutter Mill Road                1,397,287 (3)                 9.49%
   Suite 303
   Great Neck, NY  11021
---------------------------- ----------------------------- --------------------

     (1) Based solely on disclosures made by BRT and its affiliates in reports on Schedule 13D filed with the Securities and Exchange Commission.
     (2) Reporting as a group (within the meaning of Section 13(d)(3) of the Exchange Act) with other persons and entities.
     (3) Various members of the group have shared voting or investment power over some or all of the shares.

How many shares do our trustees and executive officers own?

     This table shows as of December 31, 2002, the number of our common shares beneficially owned by trustees, nominees for trustee and executive officers, and by all of the trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and officers listed below.

   --------------------------------- ------------------------ -----------------
                                       Amount and Nature of   Percent of Shares
     Name of Beneficial Owners       Beneficial Ownership (1)  Outstanding (1)
   --------------------------------- ------------------------ -----------------
    Peter C. Brown(2)                         19,444                  *
   --------------------------------- ------------------------ -----------------
    Danley K. Sheldon(2)                      11,919                  *
   --------------------------------- ------------------------ -----------------
    David M. Brain                            744,161               4.03%
   --------------------------------- ------------------------ -----------------
    Robert J. Druten                          30,666                  *
   --------------------------------- ------------------------ -----------------
    Scott H. Ward                             127,546                 *
   --------------------------------- ------------------------ -----------------
    Morgan G. Earnest II(3)                      0                  0.00%
   --------------------------------- ------------------------ -----------------
    James A. Olson(3)                            0                  0.00%
   --------------------------------- ------------------------ -----------------
    Fred L. Kennon                            278,953               1.62%
   --------------------------------- ------------------------ -----------------
    Gregory K. Silvers                        228,824               1.33%
   --------------------------------- ------------------------ -----------------
    All trustees and executive               1,441,513              8.39%
    officers as a group (7 persons)
   --------------------------------- ------------------------ -----------------

     *    Less than 1 percent.
     (1) Includes the following common shares which the named individuals have the right to acquire within 60 days under existing options: David M. Brain (158,783), Peter C. Brown (9,999), Robert J. Druten (26,665), Scott H. Ward (26,665), Danley K. Sheldon (9,999), Fred L. Kennon (80,625) and Gregory K. Silvers (57,045).
     (2) The terms of office of Messrs. Brown and Sheldon will expire at the annual meeting.
     (3)  Nominee for Class III Trustee.

     The above table reports beneficial ownership in accordance with Rule 13d-3 under the Exchange Act and includes shares underlying options that are exercisable within 60 days after December 31, 2002. This means all shares over which trustees, nominees and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The persons identified in the table have sole voting and investment power over all shares described as beneficially owned by them

               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Do I have a right to nominate trustees or make proposals for consideration by the shareholders?

     Yes. Our Declaration of Trust and Bylaws establish procedures which you must follow if you wish to nominate trustees or make other proposals for consideration at an annual shareholders meeting.

How do I make a nomination?

     If you are a shareholder of record and wish to nominate someone to the Board of Trustees, you must give written notice to the Company's Secretary. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date of last year's meeting. A nomination received less than 60 days prior to the first anniversary date of last year's meeting will be deemed untimely and will not be considered. Your notice must include:

     o for each person you intend to nominate for election as a trustee, all information related to that person that is required to be disclosed in solicitations of proxies for the election of trustees in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the person's written consent to being named in the proxy statement as a nominee and to serve as a trustee if elected)

     o your name and address and the name and address of any person on whose behalf you made the nomination, as they appear on the Company's books

     o the number of shares owned beneficially and of record by you and any person on whose behalf you made the nomination

How do I make a proposal?

     If you are a shareholder of record and wish to make a proposal to the shareholders, you must give written notice to the Company's Secretary. Pursuant to Rule 14a-8 of the SEC, your notice must be received at the Company's executive offices not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with last year's meeting. Any proposal received less than 120 days before that date will be deemed untimely and will not be considered. Your notice must include:

     o a brief description of your proposal and your reasons for making the proposal

     o your name and address and the name and address of any person on whose behalf you made the proposal, as they appear on the Company's books

     o any material interest you or any person on whose behalf you made the proposal have in the proposal

     o the number of shares owned beneficially and of record by you and any person on whose behalf you made the proposal

Are there any exceptions to the deadline for making a nomination or proposal?

     Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of last year's meeting, your notice must be delivered:

     o    not earlier than 90 days prior to the meeting; and

     o not later than (a) 60 days before the meeting or (b) the 10th day after the date we make our first public announcement of the meeting date, whichever is earlier

     If the Board increases the number of trustees to be elected but we do not make a public announcement of the increased Board or the identity of the additional nominees within 70 days prior to the first anniversary of last year's meeting, your notice will be considered timely (but only with respect to nominees for the new positions created by the increase) if it is delivered to the Company's Secretary not later than the close of business on the 10th day following the date of our public announcement.

Must the Board of Trustees approve my proposal?

     Our Declaration of Trust provides that the submission of any action to the shareholders for their consideration must first be approved by the Board of Trustees.

                                  OTHER MATTERS

     As of the date of this proxy statement, we have not been presented with any other business for consideration at the annual meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy (unless revoked) will be voted in accordance with the recommendation of the Board of Trustees or the judgment of the proxy holders if no recommendation is made.

                                  MISCELLANEOUS

Proxy Solicitation

     The enclosed proxy is being solicited by the Board of Trustees. The Company will bear all costs of the solicitation, including the cost of preparing and mailing this proxy statement and the enclosed proxy card. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, telegram, facsimile, e-mail or personally by trustees, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of EPR's transfer agent, will be paid by EPR.

Annual Report

     EPR's Annual Report to Shareholders, containing financial statements for the year ended December 31, 2002, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the Annual Report as additional proxy solicitation material.

     The Company will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of the Company's annual report on Form 10-K, including the financial statements and financial statement schedule, filed with the Securities and Exchange Commission for the year ended December 31, 2002.

Householding

     A single copy of our 2002 Annual Report and this proxy statement are being delivered to any multiple shareholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those shareholders. We agree to deliver promptly upon written or oral request a separate copy of our Annual Report and proxy statement to any shareholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Annual Report and proxy statement for the 2003 or any future annual meeting by contacting us at 30 Pershing Road, Union Station, Suite 201, Kansas City, Missouri 64108, (816) 472-1700, Attention: Secretary. Shareholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

Shareholder Proposals for the 2004 Annual Meeting

     At this time, we anticipate that the 2004 annual meeting of shareholders will be held on May 12, 2004. Shareholder proposals intended for inclusion in the proxy statement for the 2004 annual meeting must be received by the Company's Secretary at 30 Pershing Road, Union Station, Suite 201, Kansas City, Missouri 64108, within the time limits described in "Submission of Shareholder Proposals and Nominations." Shareholder proposals and nominations must also comply with the proxy solicitation rules of the SEC.


                             By the order of the Board of Trustees


                             Gregory K. Silvers
                             Vice President, General Counsel, Chief Development
                              Officer and Secretary

April 14, 2003

                                   APPENDIX A

               SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                         ENTERTAINMENT PROPERTIES TRUST

                   SECOND AMENDED AND RESTATED CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF TRUSTEES
                                   March 2003


I.   PURPOSE

     The primary function of the Audit Committee is to oversee the accounting, auditing and financial reporting policies and practices of the Company. The Audit Committee shall also monitor:

     o the quality and integrity of the Company's financial statements and reporting

     o the Company's compliance with legal and regulatory requirements, including the Securities Exchange Act of 1934 ("Exchange Act"), the Sarbanes-Oxley Act of 2002 ("SOA"), applicable rules of the Securities and Exchange Commission ("SEC") and the listing standards of the New York Stock Exchange ("NYSE")

     o the qualifications, independence and performance of the independent auditors

     o    the performance of the Company's financial management

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities described in this Charter.

     The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of one or more members as "audit committee financial experts" as described in "Membership" below, are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent auditors, and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, appropriate internal controls and procedures or appropriate disclosure controls and procedures, or that the Company's reports and information provided under the Exchange Act are accurate and complete. Furthermore, the Audit Committee's considerations and discussions referred to in this Charter do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepting accounting principles, that the Company's auditors are in fact "independent," or that the matters required to be certified by the Company's Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") under the SOA and applicable SEC rules have been properly and accurately certified.

II.  MEMBERSHIP

     The Audit Committee shall be comprised of at least three trustees selected by the Board, each of whom shall satisfy the independence, experience and financial literacy requirements of the NYSE, SOA and applicable SEC rules.

                                  Appendis A-1

     The members of the Committee shall be elected by the Board of Trustees at each annual meeting of the Board, considering the recommendations of the Nominating Committee and the executive officers of the Company. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Any vacancy on the Committee shall be filled by the Board with a candidate who meets the qualifications described in this Charter.

     No consulting, advisory or compensatory fees shall be paid by or for the Company to any member of the Committee or to any entity with which he or she is affiliated, other than trustee and committee fees payable by the Company in the regular course. Board and committee fees may be payable in cash, shares, options and/or in kind. Committee members may receive additional compensation from the Company for their service on the Committee.

     At least one member of the Committee shall be an "audit committee financial expert," as defined by the SOA, SEC rules and NYSE listing standards. The designation of one or more members as "audit committee financial experts" shall not impose any duties or liabilities on such members greater than their regular duties and liabilities as members of the Committee.

     Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or its independent auditors or counsel.

     Committee members are expected to commit the time required to perform their duties adequately. For this reason, no member of the Committee shall serve on the audit committees of more than two other public companies.

III. COMMITTEE OPERATIONS

     The Committee shall adopt an annual budget, including appropriations for the audit and permitted non-audit fees of the independent auditors and any independent advisors engaged by the Committee. The Company shall fund the expenditures provided for in the Audit Committee's budget.

     The Committee shall have the authority, to the extent it deems necessary or appropriate, at the expense of the Company, to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend any meeting of the Committee or to meet with any members of or consultants to the Committee. The Committee may also meet with investment bankers or financial analysts who follow the Company.

     The Committee shall meet not less often than quarterly, or more frequently as circumstances dictate. As part of its mission to foster open communication, the Committee shall meet periodically with management, the trustees and the independent auditors in separate executive sessions to discuss any matter the Committee or each of these groups believes should be discussed privately. The Committee shall also meet with the independent auditors and management on at least a quarterly basis, in person or by telephone conference call, to review the Company's quarterly or annual financial statements, as applicable, and the Company's financial results and disclosures for the applicable quarter or year. Each Form 10-K and Form 10-Q of the Company must be approved by the Committee prior to filing, either in a meeting or by telephone conference call in which management and the independent auditors participate.

     The Committee shall keep minutes of all proceedings and document all actions taken.

     The Committee shall prepare the report required by SEC rules for inclusion in the Company's proxy statement.


                                  Appendix A-2

     The Committee shall perform an annual self-evaluation of its performance and compliance with this Charter, and shall evaluate and, if necessary, update this Charter at least annually as circumstances dictate.

     The Committee shall make the annual report to the Board of Trustees, described in Exhibit A to this Charter.

IV.  INDEPENDENT AUDITORS

     The Audit Committee shall have the sole authority to appoint the independent auditors to perform audit services (subject to shareholder ratification) and the sole authority to approve all audit engagement fees and the terms of all permitted non-audit engagements and fees of the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of permitted non-audit services may be delegated to the Chairman or another member of the Committee. The Audit Committee shall have the sole authority to discharge the auditors.

     For purposes of this Charter, "audit services" shall have the definition contained in applicable SEC rules and include, in addition to the audit of the Company's financial statements:

     o a review of the Company's annual report on Form 10-K, including Management's Discussion and Analysis ("MD&A")

     o review services in connection with the Company's quarterly reports on Form 10-Q and the unaudited financial statements in those reports

     o attest services in connection with the management's internal control report to be included in Form 10-K

     o    comfort letters in securities underwritings

     o the annual auditor's report required by the SOA, NYSE listing requirements and SEC rules

     The Committee shall review the independent auditors' proposed audit scope, approach and independence before engaging the auditors to perform audit services. The engagement of the independent auditors to perform audit services may be approved broadly; the Committee is not required to separately approve each component of the auditors' audit services.

     The Committee may engage the independent auditors to perform non-audit services which are permitted under the SOA, NYSE listing standards and SEC rules and which the Committee deems consistent with the independence and effectiveness of the independent auditors, including:

     o    assessment  of  internal   accounting  controls  and  risk  management
          controls,   including  recommendations  to  the  Audit  Committee  for improvements in the design or implementation of those controls

     o    assisting   the   Audit   Committee   in   investigating    accounting
          improprieties

     o    tax services

     o    compensation accounting advice

                                  Appendix A-3

     o    acquisition services or advice

     The performance of audit and nonaudit services must be pre-approved by the Audit Committee. The Committee may delegate to the Chairman or another member of the Committee the authority to pre-approve the engagement of the independent auditors to perform permitted non-audit services, in accordance with the policies and procedures attached as Exhibit B to this Charter.

     Under no circumstances shall the Committee engage the independent auditors to perform any non-audit services which the Committee deems inconsistent with the independence and effectiveness of the independent auditors, or which are prohibited by the SOA, applicable SEC rules or the regulations of the Public Company Accounting Oversight Board ("PCAOB").

     The independent auditors shall report directly to the Audit Committee and shall be accountable to the Audit Committee. The Committee shall provide a forum apart from management where the auditors may discuss their concerns. The Committee shall facilitate communications among the Board of Trustees, management and the independent auditors. Any disagreements between management and the independent auditors shall be resolved by the Committee.

     The independent auditors shall provide an annual report to the Committee regarding the subjects listed in Exhibit C to this Charter.

     The Committee shall periodically consult with management, and shall periodically consult with the independent auditors out of the presence of management, about management's internal controls, the quality and accuracy of the Company's financial statements and the quality and integrity of the Company's financial reporting process.

     The Company shall not employ any audit team member as an officer of the Company or in a financial reporting oversight role (as defined by SEC rules) until expiration of the appropriate cooling-off period established in SEC rules. The Committee may recommend policies to the Board of Trustees for the hiring of partners or employees of the independent auditors who were engaged in any audit of the Company.

     The Committee shall monitor the five-year rotation of audit team members mandated by the SOA and SEC rules.

     The Committee shall monitor the Company's compliance with SEC rules prohibiting manipulation of accountants.

     The Committee shall perform an annual evaluation of the audit team, including the qualifications, performance and industry knowledge of the audit team and the independent auditors.

     The Committee shall also evaluate the independence of the independent auditors, including reviewing and discussing with the independent auditors their written statement concerning any relationships between the independent auditors and the Company, or any other relationships, that may adversely affect the independence of the independent auditors.

V.   OTHER RESPONSIBILITIES AND DUTIES

     The  Audit   Committee   shall   undertake   such   additional   tasks  and
responsibilities that, in its judgment, most effectively contribute to and implement the purposes of the Committee, including the following:

                                  Appendix A-4

     o Review and discuss with management and the independent auditors the Company's annual audited financial statements, including the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 and any improvements suggested by the independent auditors, prior to filing the Form 10-K, and shall recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     o Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     o Review and discuss with management and the independent auditors the Company's quarterly financial statements, including the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, prior to the filing of the Company's Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

     o Monitor compliance by the Company's officers and trustees of their beneficial ownership reporting obligations under Section 16 of the Exchange Act.

     o Discuss with management and the independent auditors the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o Review any reports of the independent auditors mandated by Section 10A of the Exchange Act and obtain from the independent auditors any information with respect to illegal acts in accordance with Section 10A.

     o Ensure that the Company maintains an internal audit function and monitor the activities, organizational structure, qualifications and performance of the Company's internal audit function.

     o Monitor on a continuing basis the adequacy of the Company's system of internal controls and management's compliance with those controls.

     o In discussions with management and the independent auditors, identify and assess the accounting policies of the Company which management, the independent auditors and the Audit Committee deem the most critical and which involve the most complex, subjective or ambiguous decisions or assessments, and in connection therewith:

          o evaluate any significant change in the Company's critical accounting policies, or proposals for change in those policies, that may have a significant impact on the Company's financial reports

          o evaluate the judgments and uncertainties affecting the application of the Company's critical accounting policies, the impact of those policies on the Company's financial reporting and performance, the effect changing conditions may have on the impact of those policies, and the likelihood that materially different financial results would be reported under different conditions or using different assumptions

                                  Appendix A-5

     o Evaluate management's "critical accounting estimates" used in applying its accounting policies, including the subjects listed in Exhibit D to this Charter.

     o Evaluate the quality and adequacy of management's disclosures in MD&A, including:

          o    critical accounting policies

          o the liquidity and capital resources of the Company, and the likely impact of known trends, commitments, events, contingencies and uncertainties on the Company's liquidity and capital resources

          o the impact on liquidity and capital resources of any joint ventures or off-balance sheet arrangements

          o the impact on liquidity and capital resources of the Company's interest rate risk exposure and interest rate risk management

          o the impact on liquidity and capital resources of transactions between the Company and existing or former officers, trustees, more than 5% shareholders, their affiliates, family members or other related parties ("related parties"), whether and the extent to which those transactions involve terms that differ from those that would likely be negotiated with independent third parties, the impact of those transactions and arrangements on the Company's financial condition and performance, and the quality and adequacy of the Company's reporting with regard to the same

          o    the "commitments and contingencies" table in MD&A

          o    the   Company's   discussion  of  non-GAAP   financial   measures
               (including FFO) and the reconciliation of non-GAAP to GAAP financial measures

     o    Evaluate and approve the Company's  policies and procedures for making
          earnings   announcements  and  giving  earnings  guidance,   including
          policies and procedures for the conduct of earnings conference calls.

     o Delegate at least one Committee member to monitor all earnings conference calls conducted by management.

     o    Monitor management's compliance with Regulation FD of the SEC.

     o Evaluate and monitor management's procedures in connection with the certification of the Company's Exchange Act reports by the CEO and CFO.

     o Perform an annual review of and discuss with management and the independent auditors the subjects listed in Exhibit E to this Charter.

     o Evaluate and monitor management's compliance with the SOA, applicable SEC rules and NYSE listing standards.


                                  Appendix A-6

     o Monitor proxy statement and Form 10-K disclosure of the independent auditors' services and Audit Committee policies and actions.

     o Appoint and monitor a Disclosure Committee to administer the Company's disclosure controls and procedures for financial reporting.

     o Evaluate management's design and implementation of and compliance with the disclosure controls and procedures.

     o Require a quarterly report to the Audit Committee by the CEO and CFO, not later than the date prescribed by SEC rules, regarding:

          o    their evaluation of the disclosure controls and procedures

          o any weaknesses in disclosure controls and procedures discovered in their evaluation

          o    the measures they have adopted to cure those weaknesses

     o Require that the CEO and CFO certify to the Audit Committee each quarter that they have disclosed to the auditors and to the Audit
          Committee:

          o all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls

          o any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls

          o that they have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses

     o Monitor management's internal control report in Form 10-K and the independent auditors' attestation of that report.

     o    Establish  regular  and  separate  systems of  reporting  to the Audit
          Committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     o Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     o Establish, review and update periodically a Code of Ethics and ensure that management has established a system to enforce the Code. Monitor management's enforcement and performance of the Code. Evaluate any requested waivers of the Code. Not grant any such waiver without disclosure to shareholders and implementation of appropriate controls to protect the Company.


                                  Appendix A-7

     o Review the activities, organizational structure, qualifications and performance of the Company's financial management.

     o Review with the Company's counsel the Company's securities trading policy and any other legal matters that could have a significant impact on the Company's financial statements.

     o Serve as the Company's Qualified Legal Compliance Committee ("QLCC") unless a different QLCC is appointed by the Board of Trustees.

     o    Perform the functions as QLCC contemplated by applicable SEC rules.

     o Monitor the Company's website posting of the reports and information required under the SOA, SEC rules and NYSE listing requirements.

     o Perform any other activities consistent with this Charter, the Company's Declaration of Trust and By-laws and governing law, as the Committee or the Board deems necessary or appropriate.



                                  Appendix A-8

                                    EXHIBIT A

                       ANNUAL REPORT TO BOARD OF TRUSTEES

     The Committee shall make an annual report to the Board of Trustees regarding the Committee's activities, including its views regarding:

     o the quality and integrity of the Company's financial statements and reports

     o    the Company's compliance with legal and regulatory requirements

     o    the performance and independence of the independent auditors

     o    the performance of the Company's financial management



                                  Appendix A-9

                                    EXHIBIT B

                         POLICIES AND PROCEDURES FOR THE
         PRE-APPROVAL OF AUDIT SERVICES AND PERMITTED NON-AUDIT SERVICES

     In accordance with the Sarbanes-Oxley Act of 2002 ("SOA"), the listing requirements of the New York Stock Exchange and SEC Release 33-8154, 34-46934, the Audit Committee of the Board of Trustees has the sole right to engage and terminate the Company's independent auditors, to pre-approve the auditors' performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

     Whenever possible, the pre-approval of audit services and permitted non-audit services shall be made by the Committee as a whole. However, when approval by the full Committee is not practicable due to the unavailability of two or more Committee members, the Committee hereby delegates to its Chairman or, if the Chairman is not available, any other member of the Committee (in either case, the "Designated Member") the power to grant such pre-approval in accordance with the following policies and procedures:

     o The independent auditors may be engaged to provide "audit services," as that term is defined in applicable SEC rules and interpretive guidance

     o The independent auditors may be engaged to provide any non-audit services permitted by the SOA or the Public Company Accounting Oversight Board ("PCAOB")

     o For purposes of these policies and procedures, "permitted non-audit services" may include:

          o assessment of management's internal accounting controls and risk management controls and making recommendations to the Committee for improvements in the design and implementation of those controls, so long as the auditor does not itself design or implement those controls

          o    assisting   the   Committee  in   investigating   an   accounting
               impropriety, so long as the auditor does not act as an advocate for the Company

          o    tax services

          o    compensation accounting advice

          o    acquisition services or advice

     o Under no circumstances shall the auditors be engaged to perform any services forbidden by the SOA, applicable SEC rules or the rules of the PCAOB, including but not limited to:

          o    bookkeeping

          o    financial information system design or implementation

          o    appraisals, valuations or fairness opinions

                                 Appendix A-10

          o    actuarial services

          o    internal audit outsourcing

          o    management or human resource functions

          o    broker-dealer, investment advisor or investment banking services

          o    legal or expert services

          o    any other services prohibited by PCAOB regulations

     o At all times, the pre-approval of audit services and permitted non-audit services shall take into consideration, and be conducted in such manner as to promote, the auditors' effectiveness and independence, and no engagement shall be approved that could be deemed to impair the auditors' effectiveness and independence.

     o    The engagement of the auditors to perform audit services and permitted
          non-audit   services  shall  take  into  consideration  the  following principles:

          o    an auditor cannot audit his or her own work

          o    an auditor cannot perform management functions for the client

          o    an auditor cannot act as an advocate for the client

     o The President or any Vice President may request that the Committee or, under the circumstances described in these Policies and Procedures, the Designated Member pre-approve the performance of any audit services and/or permitted non-audit services by the auditors. Such request shall describe in reasonable detail the services to be provided and the reason for the recommendation that the auditors provide those services.

     o The Designated Member may request such information and documentation and interview such persons as he or she deems appropriate to evaluate the potential engagement.

     o The Designated Member may pre-approve the performance of any such services, and the fees therefor, that he or she deems consistent with these policies and procedures.

     o The Committee shall document each pre-approval made by the Committee. The Designated Member shall document any pre-approval made by the Designated Member and promptly provide a written report of the same to the whole Committee.

     o The Committee may ratify any pre-approval by the Designated Member, but no failure to ratify any such pre-approval shall negate the effectiveness thereof.





                                 Appendix A-11

                                    EXHIBIT C

                             ANNUAL AUDITORS' REPORT

     The independent auditors shall provide an annual report to the Audit Committee with regard to the following subjects, together with any other subjects requested by the Audit Committee or required under applicable laws and regulations:

     o the critical accounting policies and practices of the Company and the auditors' judgments with respect to those policies and practices

     o the Company's general accounting policies and any changes in those policies

     o all alternative treatments within GAAP discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the accounting treatment preferred by the auditors

     o    methods used to account for significant unusual transactions

     o    effects  of  significant   accounting  policies  in  controversial  or
          emerging areas for which there is a lack of authoritative guidance or consensus

     o process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates

     o    other  material  written  communications  with  management,   such  as
          management  letters  or  schedules  of  unresolved   differences  with
          management

     o any restriction on the scope or performance of the audit or access to requested information

     o    any significant disagreements or unresolved issues with management

     o    the auditors' internal quality control procedures

     o material issues raised by the auditors' most recent internal quality control review or peer review

     o issues raised by any inquiry or investigation by governmental or professional authorities on Company audits during the last 5 years, and steps taken to deal with any such issues

     o    all relationships between the auditors and the Company

     o material accounting adjustments proposed by the auditors and any adjustments "passed" or not recorded by management

     o communications between the auditors' lead audit partner and its national office regarding auditing or accounting issues at the Company

     o adequacy of budget, staffing and performance of the Company's internal audit function

                                 Appendix A-12

     o    length of time audit team members have audited the Company



                                 Appendix A-13

                                    EXHIBIT D

                          CRITICAL ACCOUNTING ESTIMATES

     The Audit Committee shall evaluate and discuss with management and the independent auditors the following matters in connection with management's critical accounting estimates:

     o assumptions about matters that are highly uncertain at the time the estimate is made

     o the likelihood that different estimates the Company reasonably could have used in the current period, or changes in the estimate reasonably likely from period to period, would have a material impact on the Company's financial condition, changes in financial condition or results of operations

     o the reasons why certain estimates or policies are or are not considered critical and how current and anticipated future events impact those determinations

     o    management's disclosures regarding critical accounting estimates

     o any significant modifications proposed by the independent auditors but not made by management

     o    all  discussions  of  accounting   alternatives   that  occur  between
          management and the independent auditors

     o all assumptions underlying the financials and any disagreements the auditors have with management

     o the ramifications of any alternative treatments within GAAP discussed with management, including recognition, measurement and disclosure considerations related to accounting for specific transactions as well as general accounting policies

     o if the accounting treatment proposed does not comply with existing corporate accounting policies, or if an existing corporate accounting policy is not applicable, an explanation of why the existing policy was not appropriate or applicable and the basis for the selection of the alternative policy

     o the entire range of alternatives available under GAAP that were discussed between management and the auditors along with the reasons for not selecting those alternatives if the accounting treatment selected was not the preferred method in the auditors' opinion, an explanation of the reasons why the auditors' preferred method was not selected by management.


                                 Appendix A-14

                                    EXHIBIT E

                                  ANNUAL REVIEW

     The Audit Committee shall perform an annual review of the following:

     o major issues regarding accounting principles and financial statement presentation

     o significant changes in the selection or application of accounting principles

     o any major issues regarding the adequacy of internal controls and procedures or disclosure controls and procedures and any special steps adopted by the independent auditors in light of material control deficiencies

     o the analyses made by management and/or the independent auditors regarding significant financial reporting issues and judgments made in preparing financial statements

     o analyses of the effects of alternative GAAP methods on the financial statements

     o the effect of regulatory and accounting initiatives on the financial statements

     o the effect of off-balance sheet arrangements and related party transactions on the financial statements

     o the impact of any "pro-forma" or "adjusted" non-GAAP financial information provided by the Company, including but not limited to Funds from Operations, and the reconciliation of such non-GAAP financial measures to appropriate GAAP financial measures

     o management's policies regarding earnings information and earnings guidance provided to analysts and ratings agencies


                                 Appendix A-15

                                   APPENDIX B

              FIRST AMENDED AND RESTATED 1997 SHARE INCENTIVE PLAN

                         ENTERTAINMENT PROPERTIES TRUST

                           FIRST AMENDED AND RESTATED
                            1997 SHARE INCENTIVE PLAN

     1. Purpose. The purpose of the Entertainment Properties Trust First Amended and Restated 1997 Share Incentive Plan (the "Plan") is to enhance the ability of Entertainment Properties Trust (the "Company") and its Subsidiaries to attract and retain employees and trustees of outstanding ability and to provide employees and trustees with an interest in the Company parallel to that of the Company's shareholders.

     2. Definitions.

          (a) "Award" shall mean an award determined in accordance with the terms of the Plan.

          (b) "Board" shall mean the Board of Trustees of the Company.

          (c) "Change in Control" shall mean the occurrence of any one of the following events:

               (i) individuals who, on the Effective Date, constitute the Board (the "Incumbent Trustees") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a trustee subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for trustee, without written objection to such nomination) shall be an Incumbent Trustee; provided, however, that no individual initially elected or nominated as a trustee of the Company as a result of an actual or threatened election contest with respect to trustees or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Trustee;

               (ii) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by an underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or (E) a transaction (other than one described in (iii) below) in which Company Voting
          Securities are acquired from the Company, if a majority of the Incumbent Trustees approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph (ii);

               (iii)  the   shareholders   of  the  Company  approve  a  merger,
          consolidation,  statutory  share exchange or similar form of corporate

                                  Appendix B-1
          transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business
          Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation or any person which beneficially owned, immediately prior to such Business Combination, directly or indirectly, 25% or more of the Company Voting Securities (a "Company 25% Shareholder")) would become the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and no Company 25% Shareholder would increase its percentage of such total voting power and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation following the consummation of the Business Combination) were Incumbent Trustees at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in
          (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

               (iv) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

     Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Committee" shall mean a committee of at least two members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Exchange Act and who are also "outside directors" within the meaning of Section 162(m) of the Code.

          (f) "Common Share" shall mean the common shares of beneficial interest, $0.01 par value per share, of the Company.

          (g) "Covered Employee" shall have the meaning set forth in Section 162(m) (3) of the Code.

                                  Appendix B-2

          (h) "Fair Market Value" per share as of a particular date shall mean the last reported sale price (on the day immediately preceding such date) of the Common Shares on the New York Stock Exchange (or any other exchange or national market system upon which price quotations for the Company's Common Shares are regularly available); provided, however, that prior to the Initial Public Offering, Fair Market Value shall mean the price per share in the Initial Public Offering.

          (i) "Immediate Family Member" shall mean, except as otherwise determined by the Committee, a Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings, in-laws and persons related by reason of legal adoption.

          (j) "Initial Public Offering" shall mean the Company's initial public offering of Common Shares pursuant to its registration statement filed with the Securities and Exchange Commission.

          (k) "Incentive Stock Option" shall mean a stock option which is intended to meet the requirements of Section 422 of the Code.

          (l) "Non-Employee Trustee" shall mean a member of the Board who is not an employee of the Company or any Subsidiary.

          (m) "Ownership Limit" shall have the same meaning as provided in the Company's declaration of trust.

          (n) "Nonqualified Stock Option" shall mean a stock option which is not intended to be an Incentive Stock Option.

          (o) "Option" shall mean either an Incentive Stock Option or a Nonqualified Stock Option.

          (p) "Participant" shall mean an employee or trustee of the Company or its Subsidiaries who is selected to participate in the Plan in accordance with Section 5.

          (q) "Subsidiary" shall mean any subsidiary of the Company that is a corporation and which at the time qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

     3. Shares  Subject to the Plan.  Subject to adjustment  in accordance  with
Section 19, the total of the number of Common Shares which shall be available for the grant of Awards under the Plan shall not exceed 3,000,000 shares; provided, that, for purposes of this limitation, any Common Shares subject to an option which is canceled or expire without exercise shall again become available for Awards under the Plan. Upon forfeiture of Awards in accordance with the provisions of the Plan, and the terms and conditions of the Award, such shares shall no longer be counted in any determination of the number of shares available under the Plan and shall be available for subsequent Awards. No Participant shall be granted an Award (or be permitted to exercise an Award) if upon grant (or exercise) the ownership limit for that individual would be exceeded. Common Shares available for issue or distribution under the Plan shall be authorized and unissued shares or shares reacquired by the Company in any manner.

                                  Appendix B-3

     4. Administration.

          (a) The Plan shall be administered by the Board, unless and until the Board shall appoint a Committee to administer the Plan. All references to the Committee hereinafter shall mean the Board if no such Committee has been appointed.

          (b) The  Committee  shall (i) approve the  selection of  Participants,
     (ii) determine the type of Awards to be made to Participants, (iii) determine the number of Common Shares subject to Awards, (iv) determine the terms and conditions of any Award granted hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award) and
     (v) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect.

          (c) Any action of the Committee shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries and shareholders, Participants and persons claiming rights from or through a Participant.

          (d) The Committee may delegate to officers or employees of the Company or any Subsidiary, and to service providers, the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan and Award agreements.

          (e) Members of the Committee and any officer or employee of the Company or any Subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.

     5. Eligibility. Individuals eligible to receive Awards under the Plan shall be the officers and other key employees of the Company and its Subsidiaries selected by the Committee. In addition, all Non-Employee Trustees shall be eligible to receive Options as provided in Section 12 hereof.

     6. Awards. Awards under the Plan may consist of options, restricted common shares, restricted common share units, performance shares, performance share units, purchases, share awards or other awards based on the value of the Common Shares. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an Agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

     7. Options. Options may be granted under the Plan in such form as the Committee may from time to time approve pursuant to terms set forth in an Option Agreement. The Committee may alter or waive, at any time, any term or condition of an Option that is not mandatory under the Plan.

          (a) Types of Conditions. Each Option Agreement shall state whether or not the Option will be treated as an Incentive Stock Option or Nonqualified Stock Option.

          (b) Option Price. The purchase price per share of the Common Shares purchasable under an Option shall be determined by the Committee; provided, however, the Option price for Incentive Stock Options will be not less than 100% of the Fair Market Value of the Common Shares on the date of the grant of the Option and in the case of Incentive Stock Options granted to an employee owning shares possessing more than 10% of the total combined voting power of all classes of shares of the Company and its Subsidiaries (a "10% Shareholder") the price per share specified in the Agreement


                                  Appendix B-4
     relating to such Option shall not be less than 110% of the Fair Market Value per share of the Common Shares on the date of grant.

          (c) Option Period. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable after the expiration of 10 years from the date the Option is granted, provided, however, that in the case of Incentive Stock Options granted to 10% Shareholders, the term of such Option shall not exceed 5 years from the date of grant.

          (d) Exercisability. Each Option shall vest and become exercisable at a rate determined by the Committee at or subsequent to grant; provided, however, that no Option granted under this Section 7 shall become exercisable earlier than the time that the Plan is approved by the shareholders of the Company in accordance with Section 24; provided, further, that upon the occurrence of a Change in Control before such shareholder approval, all Incentive Stock Options granted hereunder shall automatically become Nonqualified Stock Options and all Options shall vest and become immediately exercisable in accordance with Section 13.

          (e) Method of Exercise. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by the payment in full of the Option purchase price. Such payment shall be made:
     (a) in cash, or (b) to the extent authorized by the Committee, by surrender of Common Shares otherwise receivable upon exercise of the Option, or (c) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (d) through additional methods prescribed by the Committee, or (e) by a combination of any such methods.

     8. Restricted Common Shares. The Committee may from time to time award restricted Common Shares under the Plan to eligible employees. Shares of restricted Common Shares may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period (the "restricted period") as the Committee shall determine. The Committee may define the restricted period in terms of the passage of time or in any other manner it deems appropriate. The Committee may alter or waive at any time any term or condition of restricted Common Shares that is not mandatory under the Plan.

     Unless otherwise determined by the Committee, upon termination of a Participant's employment for any reason prior to the end of the Restricted Period, the restricted Common Shares shall be forfeited and the Participant shall have no right with respect to the Award.

     Except as restricted under the terms of the Plan and any Award Agreement, any employee awarded restricted Common Shares shall have all the rights of a shareholder including, without limitation, the right to vote restricted Common Shares.

     If a share certificate is issued in respect of restricted Common Shares, the certificate shall be registered in the name of the employee but shall be held by the Company for the account of the employee until the end of the Restricted Period.

     The Committee may also award restricted Common Shares in the form of restricted Common Share units having a value equal to an identical number of Common Shares. Payment of restricted Common Share units shall be made in Common Shares or in cash or in a combination thereof (based upon the Fair Market Value of Common Shares on the day the Restricted Period expires), all as determined by the Committee in its sole discretion.

     9. Performance Shares. Performance shares may be granted in the form of actual Common Shares or Common Share units having a value equal to an identical


Appendix B-5
number of Common Shares. In the event that a share certificate is issued in respect of performance shares, such certificate shall be registered in the name of the employee but shall be held by the Company until the time the performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee but in no event may a performance period be less than twelve months. The Committee shall determine in its sole discretion whether performance shares granted in the form of Common Share units shall be paid in cash, Common Shares, or a combination of cash and Common Shares.

     Awards of performance shares to a Covered Employee shall be subject to performance goals. Performance goals may be expressed in terms of one or more of the following: revenue, revenue growth, earnings before interest, taxes, depreciation and amortization (`EBITDA"), EBITDA growth, funds from operations, funds from operations per share and per share growth, cash available for distribution, cash available for distribution per share and per share growth, net earnings, earnings per share and per share growth, return on equity, return on assets, share price performance on an absolute basis and relative to an index, attainment of expense levels, and implementing or completion of critical projects. The Committee shall establish the relevant performance conditions within 90 days after the commencement of the performance period (or such later date as may be required or permitted by Section 162(m) of the Code). The Committee may, in its discretion, reduce or eliminate the amount of payment with respect to an Award of performance shares to a Covered Employee, notwithstanding the achievement of a specified performance condition. The maximum number of performance shares subject to any Award to a Covered Employee is 250,000 for each 12 months during the performance period (or, to the extent the Award is paid in cash, the maximum dollar amount of any such Award is the equivalent cash value of such number of Common Shares at the closing price on the last trading day of the performance period). An Award of performance shares to a Participant who is a Covered Employee shall (unless the Committee determines otherwise) provide that in the event of the employee's termination of employment prior to the end of the performance period for any reason, such Award will be payable only (A) if the applicable performance conditions are achieved and (B) to the extent, if any, as the Committee shall determine.

     10. Share Purchases. The Committee may authorize eligible individuals to purchase Common Shares in the Company at a price equal to the fair market value of the Common Shares at the time of grant. Any such offer may be subject to the conditions and terms the Committee may impose. To the extent permitted by law, the Company may make loans available to eligible employees in connection with the purchase of Common Shares, as the Committee, in its discretion, may determine. The terms and conditions of any such loans shall be determined by the Committee, in its sole discretion.

     11. Share Awards. Subject to such performance and employment conditions as the Committee may determine, Awards of Common Shares or Awards based on the value of the Common Shares may be granted either alone or in addition to other Awards granted under the Plan. Any Awards under this Section 11 and any Common Shares covered by any such Award may be forfeited to the extent so provided in the Award Agreement, as determined by the Committee. Payment of Common Share Awards made under this Section which are based on the value of Common Shares may be made in Common Shares or in cash or a combination thereof (based upon the fair market value of Common Shares on the date of payment), all as determined by the Committee in its sole discretion.

     12. Non-Employee Trustee Stock Options.

          (a) Initial Grant. Nonqualified Stock Options to purchase 10,000 Common Shares shall be granted automatically to each Non-Employee Trustee who is a Non-Employee Trustee as of the date of the initial public offering. With respect to each person who becomes a Non-Employee Trustee after such date, Nonqualified Stock Options to purchase 10,000 Common Shares shall be granted automatically to each such Non-Employee Trustee on the day he or she first becomes a Non-Employee Trustee.

                                  Appendix B-6

          (b) Subsequent Options. In addition to the Nonqualified Stock Options granted to Non-Employee Trustees under Section 12(a), Nonqualified Stock Options to purchase 3,333 Common Shares shall be granted automatically to each Non-Employee Trustee on the day after the annual meeting of shareholders for 1998 and each annual meeting thereafter; provided, however, he or she continues to serve as a Non-Employee Trustee on such date; and provided, further, that commencing on the day after the annual meeting for 2003 and on the day after each annual meeting thereafter, the number of Nonqualified Stock Options awarded under this Section 12(b)shall be 5,000 Common Shares.

          (c) Option Price. The purchase price for each Option granted under this Section 12 to a Non-Employee Trustee shall be the Fair Market Value of the Common Shares on the date of grant of the Option.

          (d) Exercisability. Each initial Option granted under Section 12(a) shall become exercisable and vest at a rate of 33-1/3% on each of the first, second and third anniversaries of the date of grant of such Option; provided, however, that no Option shall become exercisable earlier than the time that the Plan is approved by the shareholders of the Company in accordance with Section 24; provided, further, that upon the occurrence of a Change in Control before such shareholder approval, all Options shall vest and become immediately exercisable in accordance with Section 13. Subsequent Options granted under Section 12(b) shall become exercisable and vest 1 year from the date of the grant thereof.

          (e) Method of exercise. Each Option granted under this Section 12 may be exercised in the same manner as provided in Section 7(e).

          (f) Option Period. Each Option granted under this Section 12 shall terminate 10 years from the date of grant unless sooner terminated by reason of termination of service as a trustee of the Company and its Subsidiaries.

          (g) Termination of Trustee Status.

               (i) In the event of termination of service as a trustee of the Company and its Subsidiaries for any reason other than death or permanent disability (as determined by the Committee), an Option granted under this Section 12 (to the extent exercisable as of the date of termination) shall be exercisable for 90 days following such termination (but in no event beyond the term of the Option), and shall thereafter terminate.

               (ii) In the event of the death of a Non-Employee Trustee while a trustee of the Company or any Subsidiaries, the Option (to the extent exercisable as of the date of death), shall be exercisable by any prior transferee or by the Non-Employee Trustee's designated beneficiary, or if none, the person(s) to whom such Non-Employee Trustee's rights under the Option are transferred by will or the laws of descent and distribution for 1 year following the date of death (but in no event beyond the term of the Option), and shall thereafter terminate.

               (iii) In the event of the termination of service as a trustee of the Company and its Subsidiaries due to permanent disability (as determined by the Committee), the Option (to the extent exercisable as of the date of termination), shall be exercisable for 1 year following such termination of service (but in no event beyond the term of the Option), and shall thereafter terminate.

          (h) Except as expressly provided in this Section 12, any Option granted to a Non-Employee Trustee hereunder shall be subject to the terms and conditions of the Plan.

                                  Appendix B-7

     13. Change In Control. Upon the occurrence of a Change in Control, all Options shall automatically become vested and excercisable in full and all restrictions or performance conditions, if any, on any Common Share Awards, restricted Common Shares, restricted Common Share units or performance shares granted hereunder shall automatically lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

     14. Forfeiture. Notwithstanding anything in the Plan to the contrary, the Committee may provide in any Award Agreement that in the event of a serious breach of conduct by an employee, former employee, trustee, or former trustee (including, without limitation, any conduct prejudicial to or in conflict with the Company or its Subsidiaries), or any activity of any employee or former employee in competition with any of the businesses of the Company or any Subsidiary, the Committee may (a) cancel any outstanding Award granted to such employee, former employee, trustee, or former trustee, in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within 1 year following the exercise or payment of an Award, require such employee, former employee, trustee, or former trustee to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Common Shares or cash or a combination thereof (based upon the fair market value of Common Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or any Subsidiary to the employee, former employee, trustee, or former trustee if necessary to satisfy the repayment obligation. The determination of whether an employee, former employee, trustee, or former trustee has engaged in a serious breach of conduct or any activity in competition with any of the businesses of the Company or any Subsidiary shall be determined by the Committee in good faith and in its sole discretion. This Section 14 shall have no application following a Change in Control.

     15. Withholding. The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company in cash such amount required to be withheld prior to the issuance or delivery of any Common Shares or the payment of cash under the Plan. To the extent authorized by the Committee, such taxes may be paid by (a) delivering previously owned Common Shares or (b) having the Company retain Common Shares which would otherwise be delivered upon exercise or payment of Awards or (c) any combination of a cash payment or the methods set forth in (a) and (b) above. For purposes of
(a) and (b) above, Common Shares shall be valued at fair market value determined as of the day immediately prior to exercise or payment. If and to the extent authorized by the Committee, the Company may, upon election by a Participant, withhold from any distribution of Common Shares hereunder, Common Shares with a fair market value in excess of the Participant's required withholding obligation.

     16. Nontransferability, Beneficiaries. Unless otherwise determined by the Committee with respect to the transferability of Nonqualified Stock Options by a Participant to his immediate family members (or to trusts or partnerships or limited liability companies established for such family members), no Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Options shall be exercisable, during the Participant's lifetime, only by the Participant (or by the Participant's legal representatives in the event of the Participant's incapacity). Each Participant may designate a beneficiary to exercise any Option held by the Participant at the time of the Participant's death or to be assigned any other Award outstanding at the time of the Participant's death. If no beneficiary has been named by a deceased Participant, any Award held by the Participant at the time of death shall be transferred as provided in his will or by the laws of descent and distribution. Except in the case of the holder's incapacity, an Option may only be exercised by the holder thereof.


                                  Appendix B-8

     17. No Right To Employment. Nothing contained in the Plan or in any Award under the Plan shall confer upon any employee any right with respect to the continuation of employment with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company to terminate his or her employment at any time. Nothing contained in the Plan shall confer upon any employee or other person any claim or right to any Award under the Plan.

     18. Governmental Compliance. Each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or Award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     19. Adjustments. In the event of any change in the outstanding Common Shares by reason of any share dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distribution to holders of Common Shares other than regular cash dividends, the number or kind of shares available for Options and Awards under the Plan may be adjusted by the Committee as it shall in its sole discretion deem equitable and the number and kind of shares subject to any outstanding Awards granted under the Plan and the purchase price thereof may be adjusted by the Committee as it shall in its sole discretion deem equitable to preserve the value of such Awards.

     20. Award Agreement. Each Award under the Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.

     21. Amendment. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (a) no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and (b) except as provided in
Section 19, no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted, without such Participant's written consent.

     22. General Provisions.

          (a) The Committee may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.

          (b) All certificates for Common Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Committee determines that the issuance of Common Shares hereunder is not in compliance with, or subject to an exemption from, any applicable federal or state securities laws, such shares shall not be issued until such time as the Committee determines that the issuance is permissible.

          (c) It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 22(c), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

          (d) Except as otherwise provided by the Committee in the applicable grant or Award Agreement, a Participant shall have no rights as a shareholder with respect to any shares of Common Shares subject to an Award until a certificate or certificates evidencing Common Shares shall have been issued to the Participant and, subject to Section 19, no adjustment shall be made for dividends or distributions or other rights in respect to any share for which the record date is prior to the date on which Participant shall become the holder of record thereof.

          (e) The law of the state of Missouri shall apply to all Awards and interpretations under the Plan regardless of the effect of such state's conflict of laws principles.

          (f) Where the context requires, words in any gender shall include any other gender.


     23. Term Of Plan. Subject to earlier termination pursuant to Section 21, the Plan shall have a term of 10 years from its Effective Date.

     24. Effective Date; Approval of Shareholders. The Plan is effective as of November 20, 1997. The Plan is conditioned upon the approval of the shareholders of the Company prior to the Initial Public Offering, and failure to receive their approval shall render the Plan and all outstanding Awards issued thereunder void and of no effect; provided, however, that this limitation shall have no effect upon the occurrence of a Change in Control before such shareholder approval, and all Awards shall be exercisable in accordance with their terms.






                                 Appendix B-10

                         ENTERTAINMENT PROPERTIES TRUST

            Proxy for the Annual Meeting of Shareholders May 14, 2003



                This Proxy is solicited by the Board of Trustees

     As a shareholder of Entertainment Properties Trust (the "Company"), I appoint Fred L. Kennon and Gregory K. Silvers as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Leawood Town Centre Theatre, 11701 Nall, Leawood, Kansas, on Wednesday, May 14, 2003 at ten o'clock a.m., and at any adjournment of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated below on proposals 1,2 and 3.

  The Board of Trustees unanimously recommends a vote for proposals 1, 2 and 3.

Proposal #1. Election of Trustees:  Morgan G. Earnest II and James A. Olson

   |_| FOR the nominees listed above  |_| WITHHOLD AUTHORITY to vote for the
                                          nominees listed above. (If you do not
                                          check this box, your shares will be
                                          voted in favor of both nominees)

 To withhold authority to vote for either nominee, strike through that nominee's name above.

Proposal #2.  Proposal to amend the Share Incentive Plan.
   |_|  FOR                   |_|  AGAINST                     |_|  ABSTAIN

Proposal #3. Proposal to Ratify the Appointment of KPMG, LLP as the Company's independent accountants for 2003.
   |_|  FOR                   |_|  AGAINST                     |_|  ABSTAIN

To act upon any other matters that may properly come before the meeting.

      If no choice is indicated on the Proxy, the persons named as proxies intend to vote FOR all proposals.

Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

                                              ----------------------------
                                              Signature of Shareholder

                                              ----------------------------
                                              Title

                                              ----------------------------
                                              Signature of Shareholder

                                              ----------------------------
                                              Title

                                              ----------------------------
                                              Dated